Post-retirement benefits - Summary of total amount recognised in other comprehensive income before tax (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of net defined benefit liability (asset) [Abstract]
Actuarial gains/(losses)	$ 3,410	$ 655	$ (1,242)
Loss on application of asset ceiling	(1)	0	0
Return on assets, net of interest on assets	(2,831)	371	768
Re-measurement gains/(losses) on pension and post-retirement healthcare plans	$ 578	$ 1,026	$ (474)